MFS(R) VARIABLE INSURANCE TRUST II (Formerly, MFS(R)/Sun Life Series Trust):

                            MFS(R) Research Portfolio

                        Supplement to Current Prospectus:

Effective October 6, 2008, the name of the fund is hereby changed from the MFS(R) Research Portfolio to the MFS(R) Global Research Portfolio and all references to the "MFS(R) Research Portfolio" in the prospectus are hereby changed to the "MFS(R) Global Research Portfolio."

Effective October 6, 2008, the sub-section entitled "Principal Investment Strategies" under the main heading "Risk Return Summary" is replaced in its entirety as follows, with respect to the MFS Research Portfolio only:

Principal Investment Strategies

MFS normally invests the fund's assets primarily in U.S. and foreign equity securities, including emerging market equity securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While MFS may invest the fund's assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest a relatively high percentage of the fund's assets in a single country, a small number of countries or a particular geographic region.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

A team of investment research analysts selects investments for the fund. MFS allocates the fund's assets to analysts by broad market sectors. MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes.

Effective October 6, 2008, the paragraph entitled "Foreign Risk" in the sub-section entitled "Principal Risks" under the main heading "Risk Return Summary" is restated in its entirety as follows, with respect to the MFS Research Portfolio only:

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign

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countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Effective October 6, 2008, the following paragraphs are added to the sub-section entitled "Principal Investment Types" under the main heading "Risk Return Summary," with respect to the MFS Research Portfolio only:

Emerging Markets Risk: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Geographic Concentration Risk: Because MFS may invest a relatively large percentage of the fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Effective October 6, 2008, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is restated in its entirety as follows, with respect to the MFS Research Portfolio only:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund unless otherwise specified.

------------------------ --------------------------------- ---------------- ------------------------------------------
Portfolio Manager        Primary Role                      Since            Title and Five Year History
------------------------ --------------------------------- ---------------- ------------------------------------------
------------------------ --------------------------------- ---------------- ------------------------------------------
Jose Luis Garcia         Portfolio Manager, General        October 2008     Investment Officer of MFS; employed in
                         Oversight of a Team of Analysts                    the investment area of MFS since 2002.
------------------------ --------------------------------- ---------------- ------------------------------------------
------------------------ --------------------------------- ---------------- ------------------------------------------
Michael T. Cantara       Portfolio Manager, General        October 2008     Investment Officer of MFS; employed in
                         Oversight of a Team of Analysts                    the investment area of MFS since 2000.
------------------------ --------------------------------- ---------------- ------------------------------------------

                  The date of this supplement is July 23, 2008.